PROPERTY, PLANT AND EQUIPMENT, NET (DETAILS) - USD ($) $ in Thousands	Mar. 31, 2016	Mar. 31, 2015
At cost:
Machinery and equipment	$ 12,205	$ 12,027
Furniture and fixtures	441	441
Leasehold improvements	493	493
Motor vehicles	153	87
Total	13,292	13,048
Less: Accumulated depreciation and impairment	(12,171)	(11,954)
Property, plant and equipment, net	$ 1,121	$ 1,094